UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

Lantern Pharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39318	46-3973463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1920 McKinney Avenue, 7th Floor Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(972) 277-1136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 13, 2024, Lantern Pharma Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders, for the purposes of:

●	Electing five directors, each to serve until our 2025 Annual Meeting of Stockholders;

●	Approving an amendment to the Second Amended and Restated Lantern Pharma Inc. 2018 Equity Incentive Plan, as amended (the “Equity Incentive Plan “) to increase the number of shares of the Company’s common stock available for issuance under the Equity Incentive Plan by an additional 125,000 shares; and

●	Ratifying the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

All of the persons nominated to serve on our board of directors, namely Donald Jeff Keyser, Panna Sharma, Vijay Chandru, Maria Maccecchini, and David S. Silberstein, were elected to our board of directors, with shares voted as follows:

Name	For	Withheld	Broker Non-Vote
Donald Jeff Keyser	3,039,380	21,849	4,225,984
Panna Sharma	3,038,303	22,926	4,225,984
Vijay Chandru	3,030,488	30,741	4,225,984
Maria Maccecchini	3,038,407	22,822	4,225,984
David S. Silberstein	3,038,877	22,352	4,225,984

Our stockholders approved an amendment to the Equity Incentive Plan to increase the number of shares of the Company’s common stock available for issuance under the Equity Incentive Plan by an additional 125,000 shares, with shares voted as follows:

For	2,892,948
Against	128,312
Abstain	39,969
Broker Non-Votes	4,225,984

In addition, our stockholders ratified the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, with shares voted as follows:

For	7,169,506
Against	39,941
Abstain	77,766

There were no broker non-votes on the ratification of our independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lantern Pharma Inc.,
A Delaware Corporation

Dated: June 17, 2024	By:	/s/ David R. Margrave
David R. Margrave, Chief Financial Officer

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